Proprietary and Confidential | July 23, 2014 Second Quarter 2014 Earnings Conference Call 1 Exhibit 99.2

Proprietary and Confidential | Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations regarding earnings growth, lease fleet growth, sales activity and performance in our product lines, including full service lease, supply chain solutions, commercial rental and used vehicle sales, and anticipated capital expenditures through the end of the year. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, lower than expected lease sales, decreases in commercial rental demand and pricing, fluctuations in market demand for used vehicles impacting inventory levels, pricing and our anticipated proportion of retail versus wholesale sales, lower than expected benefits from maintenance initiatives and a newer fleet, setbacks in the economic recovery, decreases in freight demand or volumes, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, further decline in economic and market conditions in the U.K., business interruptions or expenditures due to severe weather or natural occurrences, competition from other service providers, customer retention levels, loss of key customers, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable earnings per share forecast, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. 2

Proprietary and Confidential | Contents ► Second Quarter 2014 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A 3

Proprietary and Confidential | 2nd Quarter Results Overview ► Comparable earnings per share from continuing operations were $1.44 vs. $1.25 in 2Q13 ► Earnings per diluted share from continuing operations were $1.42 in 2Q14 vs. $1.19 in 2Q13 – 2Q14 included non-operating pension costs of $0.02 – 2Q13 included non-operating pension costs of $0.06 ► Operating revenue increased 6% and total revenue increased 5% vs. prior year reflecting higher revenue in both segments 4

Proprietary and Confidential | Key Financial Statistics 5 Second Quarter ($ Millions, Except Per Share Amounts) Operating Revenue Fuel Services and Subcontracted Transportation Revenue Total Revenue Earnings Per Share from Continuing Operations Comparable Earnings Per Share from Continuing Operations 2014 2013 % B/(W) 1,393.0$ 1,313.3$ 6% 291.5 290.6 - 1,684.6$ 1,604.0$ 5% 1.42$ 1.19$ 19% 1.44$ 1.25$ 15% Memo: Average Shares (Millions) - Diluted Tax Rate from Continuing Operations Comparable Tax Rate from Continuing Operations 53.0 51.9 36.9% 35.7% 37.1% 36.0% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | Key Financial Statistics 6 Year-To-Date ($ Millions, Except Per Share Amounts) 2014 2013 % B/(W) Operating Revenue 2,715.5$ 2,580.9$ 5% Fuel Services and Subcontracted Transportation Revenue 579.8 586.1 (1)% Total Revenue 3,295.3$ 3,167.0$ 4% Earnings Per Share from Continuing Operations 2.34$ 1.98$ 18% Comparable Earnings Per Share from Continuing Operations 2.36$ 2.06$ 15% Memo: Averag Shares (Millions ) - Diluted 53.1 51.7 Tax Rate from Continuing Operations 36.0% 35.3% Comparable Tax Rate from Continuing Operations 37.1% 36.1% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 0.9% 1.1% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 2nd Quarter Results Overview – FMS ► Fleet Management Solutions (FMS) operating revenue up 6% and total revenue up 5% vs. prior year – Full service lease revenue up 5% – Contract maintenance revenue up 2% – Commercial rental revenue up 13% – Contract-related maintenance revenue up 9% ► FMS earnings increased due to significantly improved used vehicle sales results, strong commercial rental performance and higher full service lease results – Favorable lease results benefited from vehicle residual value benefits as well as fleet growth ► FMS earnings before tax (EBT) up 28% – FMS EBT percent of operating revenue up 210 basis points to 12.5% 7

Proprietary and Confidential | 2nd Quarter Results Overview – SCS 8 ► Supply Chain Solutions (SCS) operating revenue up 6% and total revenue up 5% vs. prior year due to new business and higher volumes – Dedicated operating revenue increased 7% vs. prior year due to new sales ► SCS earnings were lower reflecting greater than expected start up costs from a new account and, to a lesser extent, the impact from lost business ► SCS earnings before tax (EBT) down 7% – SCS EBT percent of operating revenue down 80 basis points to 5.6%

Proprietary and Confidential | Business Segments 9 2014 2013 % B/(W) 2014 2013 % B/(W) Operating Revenue: Fleet Management Solutions 907.9$ 852.5$ 6% 1,181.2$ 1,121.3$ 5% Supply Chain Solutions 545.4 514.8 6% 627.6 597.2 5% Eliminations (60.3) (54.0) (12)% (124.2) (114.4) (9)% Total 1,393.0$ 1,313.3$ 6% 1,684.6$ 1,604.0$ 5% Segment Earnings Before Tax: (1) Fleet Management Solutions 113.5$ 88.7$ 28% Supply Chain Solutions 30.7 33.0 (7)% Eliminations (10.5) (8.7) (21)% 133.7 112.9 18% Central Support Services (Unallocated Share) (12.1) (10.6) (15)% Non-operating Pension Costs (1.5) (5.0) 69% Earnings Before Income Taxes 120.0 97.4 23% Provision for Income Taxes (44.4) (34.8) (27)% Earnings from Continuing Operations 75.7$ 62.6$ 21% Comparable Earnings from Continuing Operations 76.5$ 65.5$ 17% Memo: Total Revenue (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) Second Quarter

Proprietary and Confidential | Business Segments 10 2014 2013 % B/(W) 2014 2013 % B/(W) Operating Revenue: Fleet Management Solutions 1,767.8$ 1,676.5$ 5% 2,316.3$ 2,221.0$ 4% Supply Chain Solutions 1,065.9 1,009.6 6% 1,224.9 1,173.7 4% Eliminations (118.2) (105.3) (12)% (245.9) (227.6) (8)% Total 2,715.5$ 2,580.9$ 5% 3,295.3$ 3,167.0$ 4% Segment Earnings Before Tax: (1) Fleet Management Solutions 190.5$ 149.4$ 27% Supply Chain Solutions 52.5 57.4 (9)% Eliminations (20.2) (16.6) (21)% 222.9 190.2 17% Central Support Services (Unallocated Share) (23.0) (22.0) (5)% Non-operating Pension Costs (4.9) (10.2) 53% Restructuring and Other Charges, Net and Other Items - 1.9 NM Earnings Before Income Taxes 195.0 159.9 22% Provision for Income Taxes (70.3) (56.5) (24)% Earnings from Continuing Operations 124.8$ 103.4$ 21% Comparable Earnings from Continuing Operations 125.7$ 107.5$ 17% Memo: Total Revenue (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) Year-To-Date

Proprietary and Confidential | Capital Expenditures 11 2014 $ 2014 2013 O/(U) 2013 Full Service Lease 818$ 778$ 41$ Commercial Rental 344 171 172 Operating Property and Equipment 95 40 55 Gross Capital Expenditures 1,257 989 268 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 277 229 48 Net Capital Expenditures 980$ 760$ 220$ Year-To-Date ($ Millions)

Proprietary and Confidential | Cash Flow from Continuing Operations 2014 2013 Earnings from Continuing Operations 125$ 103$ Depreciation 506 466 Gains on Vehicle Sales, Net (63) (46) Amortization and Other Non-Cash Charges, Net 36 37 Pension Contributions (65) (24) Changes in Working Capital and Deferred Taxes (2) 28 Cash Provided by Operating Activities 537 564 Proceeds from Sales (Primarily Revenue Earning Equipment) 277 229 Collections of Direct Finance Leases 32 40 Other, Net (1) 8 Total Cash Generated 845 841 Capital Expenditures (1) (1,255) (948) Free Cash Flow (2) (410)$ (107)$ 12 Year-To-Date ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential | Debt to Equity Ratio 13 6/30/2014 12/31/2013 6/30/2013 Balance Sheet Debt 4,717$ 4,189$ 3,914$ Percent To Equity 240% 221% 253% Total Obligations 4,805$ 4,284$ 4,056$ Percent To Equity 245% 226% 262% Total Equity (3) 1,965$ 1,897$ 1,547$ Balance 213% 175% 196% 257% 260% 221% 240% Sheet Debt to Equity (1) (2) (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $470 million as of 6/30/14, $474 million as of 12/31/2013 and $638 million as of 6/30/13. ($ Millions)

Proprietary and Confidential | Contents ► Second Quarter 2014 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A 14

Proprietary and Confidential | ► Units held for sale were 6,300 at quarter end, down from 9,600 units held for sale in the prior year ─ Sequentially from the first quarter, units held for sale decreased by 900 units ► The number of used vehicles sold in the second quarter was 5,500, down 9% from the prior year ─ Sequentially from the first quarter, units sold were down 3% ► Proceeds per unit were up 15% for tractors and up 16% for trucks in the second quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were up 9% for tractors and up 4% for trucks vs. the first quarter ► Average second quarter total commercial rental fleet was up 8% from the prior year ─ Average commercial rental fleet was up 4% from the first quarter Global Asset Management Update (1) 15 (1) Units rounded to nearest hundred.

Proprietary and Confidential | Contents ► Second Quarter 2014 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A 16

Proprietary and Confidential | EPS Forecast – Continuing Operations 17 2014 Comparable EPS Forecast(1) $ 1.58 - 1.63 $ 5.50 - 5.60 2013 Comparable EPS(2) $ 1.46 $ 4.88 Third Quarter Full Year ($ Earnings Per Share) (1) 2014 Comparable EPS Forecast, a non-GAAP financial measure, for the third quarter excludes $0.03 of non-operating pension costs. 2014 Comparable EPS Forecast for the full year excludes $0.10 of non-operating pension costs partially offset by a tax law change benefit of $0.03 and restructuring and other recoveries, net of $0.01. (2) 2013 Comparable EPS for the third quarter excluded $0.06 of non-operating pension costs and $0.01 of pension settlement charge partially offset by SuperStorm Sandy vehicle-related recoveries of $0.01. 2013 Comparable EPS for the full year excludes $0.28 of non-operating pension costs, and $0.03 of pension settlement charge partially offset by a foreign currency translation benefit of $0.04, SuperStorm Sandy vehicle-related recoveries of $0.01, and restructuring and other recoveries, net of $0.01. ► Raising full year Comparable EPS forecast from $5.40 - $5.55 to $5.50 - $5.60 ► Current forecast is as follows:

Proprietary and Confidential | Q&A 18

Proprietary and Confidential | Appendix 19 Full Service Lease Vehicle Count Business Segment Detail Central Support Services Balance Sheet Adjusted Return on Capital History Capital Expenditures Forecast Growth Capital Asset Management Non-GAAP Financial Measures & Reconciliations

Proprietary and Confidential | End of Period 2Q13 3Q13 4Q13 1Q14 2Q14 FSL Fleet (as reported) 120,300 120,800 122,900 123,300 123,000 2,700 UK FSL Trailers 5,400 5,100 5,000 4,800 4,600 (800) FSL Fleet - excluding UK 114,900 115,700 117,900 118,500 118,400 3,500 Sequential Change 3Q13 O/(U) 2Q13 4Q13 O/(U) 3Q13 1Q14 O/(U) 4Q13 2Q14 O/(U) 1Q14 FSL Fleet (as reported) 500 2,100 400 (300) UK FSL Trailers (300) (100) (200) (200) FSL Fleet - excluding UK 800 2,200 600 (100) 2Q14 O/(U) 2Q13 Full Service Lease (FSL) Fleet Count 20 Note: Represents end of period vehicle count.

Proprietary and Confidential | Fleet Management Solutions (FMS) 21 2014 2013 % B/(W) Full Service Lease 566.1$ 540.4$ 5% Contract Maintenance 46.3 45.3 2% Contractual Revenue 612.4 585.7 5% Commercial Rental 221.7 196.5 13% Contract-related Maintenance 56.5 52.1 9% Other 17.3 18.3 (5)% Operating Revenue 907.9 852.5 6% Fuel Services Revenue 273.3 268.7 2% Total Revenue 1,181.2$ 1,121.3$ 5% Segment Earnings Before Tax (EBT) 113.5$ 88.7$ 28% Segment EBT as % of Total Revenue 9.6% 7.9% Segment EBT as % of Operating Revenue 12.5% 10.4% Second Quarter ($ Millions)

Proprietary and Confidential | Fleet Management Solutions (FMS) 22 2014 2013 % B/(W) Full Service Lease 1,118.3$ 1,073.6$ 4% Contract Maintenance 89.9 91.4 (2)% Contractual Revenue 1,208.3 1,165.0 4% Commercial Rental 411.9 369.6 11% Contract-related Maintenance 112.6 105.4 7% Other 35.1 36.5 (4)% Operating Revenue 1,767.8 1,676.5 5% Fuel Services Revenue 548.5 544.5 1% Total Revenue 2,316.3$ 2,221.0$ 4% Segment Earnings Before Tax (EBT) 190.5$ 149.4$ 27% Segment EBT as % of Total Revenue 8.2% 6.7% Segment EBT as % of Operating Revenue 10.8% 8.9% Year-To-Date ($ Millions)

Proprietary and Confidential | Supply Chain Solutions (SCS) 2014 2013 % B/(W) Automotive 145.3$ 144.8$ - High-Tech 88.0 82.0 7% Retail & CPG 193.4 180.3 7% Industrial & Other 118.7 107.7 10% Operating Revenue 545.4 514.8 6% Subcontracted Transportation 82.1 82.4 - Total Revenue 627.6$ 597.2$ 5% Segment Earnings Before Tax (EBT) 30.7$ 33.0$ (7)% Segment EBT as % of Total Revenue 4.9% 5.5% Segment EBT as % of Operating Revenue 5.6% 6.4% Memo: Dedicated Services - Operating Revenue(1) 324.5$ 302.0$ 7%24.8 Dedicated Services - Total Revenue 361.6$ 338.7$ 7% Fuel Costs 69.9$ 66.9$ 4% 23 Second Quarter ($ Millions) (1) Excludes $37.1 million and $36.8 million of Dedicated Services Subcontracted Transportation in 2014 and 2013, respectively.

Proprietary and Confidential | Supply Chain Solutions (SCS) 2014 2013 % B/(W) Automotive 289.9$ 293.4$ (1)% High-Tech 169.5 159.8 6% Retail & CPG 376.7 356.1 6% Industrial & Other 229.8 200.3 15% Operating Revenue 1,065.9 1,009.6 6% Subcontracted Transportation 159.0 164.0 (3)% Total Revenue 1,224.9$ 1,173.7$ 4% Segment Earnings Before Tax (EBT) 52.5$ 57.4$ (9)% Segment EBT as % of Total Revenue 4.3% 4.9% Segment EBT as % of Operating Revenue 4.9% 5.7% Memo: Dedicated Services - Operating Revenue (1) 636.2$ 593.1$ 7%324.8 Dedicated Services - Total Revenue 707.4$ 663.5$ 7% Fuel Costs 140.3$ 135.1$ 4% 24 Year-To-Date ($ Millions) (1) Excludes $71.2 million and $70.4 million of Dedicated Services Subcontracted Transportation in 2014 and 2013, respectively.

Proprietary and Confidential | Central Support Services (CSS) 25 2014 2013 % B/(W) Allocated CSS Costs (1) 46.0$ 45.8$ - Unallocated CSS Costs 12.1 10.6 (15)% Total CSS Costs (1) 58.1$ 56.4$ (3) Second Quarter ($ Millions) (1) Includes the reclassification of $4.2 million in 2013 to CSS in order to conform to the current year presentation.

Proprietary and Confidential | Central Support Services (CSS) 26 2014 2013 % B/(W) Allocated CSS Costs (1) 93.9$ 89.0$ (6)% Unallocated CSS Costs 23.0 22.0 (5)% Total CSS Costs (1) 116.8$ 110.9$ (5)% Year-To-Date ($ Millions) (1) Includes the reclassification of $7.5 million in 2013 to CSS in order to conform to the current year presentation.

Proprietary and Confidential | Balance Sheet 27 June 30, December 31, 2014 2013 Cash and Cash Equivalents 87$ 62$ Other Current Assets 1,051 1,001 Revenue Earning Equipment, Net 6,930 6,491 Operating Property and Equipment, Net 688 634 Other Assets 932 916 Total Assets 9,688$ 9,104$ Short-Term Debt / Current Portion Long-Term Debt 558$ 259$ Other Current Liabilities 959 972 Long-Term Debt 4,159 3,930 Other Non-Current Liabilities (including Deferred Income Taxes) 2,047 2,046 Shareholders' Equity 1,965 1,897 Total Liabilities and Shareholders' Equity 9,688$ 9,104$ ($ Millions)

Proprietary and Confidential | Adjusted Return on Capital History 28 Adjusted Return on Capital (ROC) 6.8% 6.7% 6.6% 6.5% 6.3% 6.1% 5.5% 4.8% 4.7% 4.8% 7.8% 7.9% 7.4% 7.3% 4.1% 4.8% 5.7% 5.6% 5.7% 5.8% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Forecast Cost of Capital (COC) Return on Equity 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 11.9% 14.9% 14.9% 14.9% Adjusted Total Capital (1) $3.8 $4.2 $4.8 $4.8 $4.2 $4.0 $4.6 $5.2 $5.7 $6.6 (1) Adjusted Total Capital represents Adjusted Average Total Capital in billions. 2014 Forecast ROC O/(U) COC 1.0% 1.2% 0.8% 0.8% (2.2)% (1.3)% 0.2% 0.8% 1.0% 1.0% 150 bp Spread Targeted

Proprietary and Confidential | Capital Expenditure Forecast 29 Full Service Lease - Replacement Full Service Lease - Growth Full Service Lease 2014 Forecast $ 1,120 630 1,750 2013 1,823$ Commercial Rental Operating Property and Equipment Gross Capital Expenditures Less: Proceeds from Sales Net Capital Expenditures Less: Proceeds from Sale and Leaseback 430 130 2,310 530 125 $ 1,655 275 86 2,184 452 - 1,732$ Full Year ($ Millions)

Proprietary and Confidential | Growth Capital Expenditures 30 Free Cash Flow 380 341 614 258 (257) (384) (386) (300) ($ Millions) 2014 229 263 382 556 630 180 460 184 177 220 0.0 0.5 1.0 2007 2008 2009 2010 2011 2012 2013 2014 Forecast 2007 2008 2009 2010 2011 2012 2014 Forecast 20 0 229 0 180 723 566 850 733 Fleet Count Increase Higher per Unit Investment 630 Growth Capital Expenditures - Lease Growth Capital Expenditures – Lease & Rental 2014 Forecast 430 200 Rental Lease

Proprietary and Confidential | 2,180 2,782 2,488 2,022 3,319 3,494 2,948 4,381 2,291 2,317 3,689 1,687 2,242 3,880 1,219 2,098 3,096 1,584 1,869 3,295 1,411 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Redeployments Extensions Early Terminations N u m b e r o f U n i t s 2Q08 YTD 2Q09 YTD 2Q10 YTD 2Q11 YTD 2Q12 YTD 2Q13 YTD 2Q14 YTD (a) U.S. only (b) Current year statistics may exclude some units due to a lag in reporting (c) Excludes early terminations where customer purchases vehicle (b)(c) Redeployments – Vehicles coming off-lease or in Rental with useful life remaining are redeployed in the Ryder fleet (SCS, or with another Lease customer). Redeployments exclude units transferred into the Rental product line. Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder. Asset Management Update (a) 31

Proprietary and Confidential | Non-GAAP Financial Measures 32 ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and Tax Rate from Continuing Operations Reconciliation 33 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate Earnings and Tax Rate from Continuing Operations Reconciliation 34 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 17 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 35-36 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 38 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 37 FMS Operating Revenue / SCS and Dedicated Services Operating Revenue FMS Total Revenue / SCS and Dedicated Services Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 21-24

Proprietary and Confidential | Earnings and EPS from Continuing Operations Reconciliation 2Q14 - 2Q14 - 2Q13 - 2Q13 - Earnings EPS Earnings EPS Reported 75.7$ 1.42$ 62.6$ 1.19$ Non-Operating Pension Costs 0.8 0.02 2.9 0.06 Comparable (1) 76.5$ 1.44$ 65.5$ 1.25$ YTD14 - YTD14 - YTD13 - YTD13 - Earnings EPS Earnings EPS Reported 124.8$ 2.34$ 103.4$ 1.98$ Non-Operating Pension Costs 2.7 0.05 6.0 0.12 Benefit from tax law change (1.8) (0.03) - - Restructuring Charges - - (1.9) (0.04) Co parable (1) 125.7$ 2.36$ 107.5$ 2.06$ 33 ($ Millions or $ Earnings Per Share) (1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Ryder

EBT and Tax Rate from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	2Q14 - EBT	2Q14 - Tax	2Q14 - Tax Rate	YTD14 - EBT	YTD14 - Tax	YTD14 - Tax Rate
Reported	$ 120.0	$ 44.4	36.9%	$ 195.0	$ 70.3	36.0%
Non-operating Pension Costs	1.5	0.7		4.9	2.2	
Benefit from tax law change	-	-		-	1.8	
Comparable (1)	$ 121.6	$ 45.1	37.1%	$ 199.9	$ 74.2	37.1%

	2Q13 - EBT	2Q13 - Tax	2Q13 - Tax Rate	YTD13 - EBT	YTD13 - Tax	YTD13 - Tax Rate
Reported	$ 97.4	$ 34.8	35.7%	$ 159.9	$ 56.5	35.3%
Non-operating Pension Costs	5.0	2.1		10.2	4.2	
Income from foreign currency translation	-	-		(1.9)	(0.01)	
Comparable (1)	$ 102.4	$ 36.9	36.0%	$ 168.2	$ 60.7	36.1%

(1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Proprietary and Confidential | 34

Ryder

Adjusted Return on Capital Reconciliation

($ Millions)

	2004	2005	2006	2007	2008	2009
Net earnings [1]	$ 216	$ 227	$ 249	$ 254	$ 200	$ 62
Cumulative effect of change in accounting principle	-	2	-	-	-	-
Restructuring and other charges, net and other items	(24)	(2)	-	1	70	30
Income taxes	115	129	144	152	150	54
Adjusted earnings before income taxes	307	357	393	407	420	146
Adjusted interest expense [2]	106	127	149	169	165	150
Adjusted income taxes [3]	(156)	(186)	(207)	(220)	(230)	(122)
Adjusted net earnings	$ 257	$ 298	$ 332	$ 356	$ 355	$ 174
Average total debt[4]	$ 1,811	$ 2,148	$ 2,480	$ 2,848	$ 2,882	$ 2,692
Average off-balance sheet debt[4]	152	148	99	150	171	142
Average total shareholders' equity[4]	1,412	1,555	1,610	1,791	1,778	1,396
Average adjustments to shareholders' equity[5]	(16)	(5)	(5)	1	10	16
Adjusted average total capital	$ 3,359	$ 3,846	$ 4,184	$ 4,789	$ 4,841	$ 4,245
Adjusted return on capital	7.7%	7.8%	7.9%	7.4%	7.3%	4.1%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest for on and off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

Proprietary and Confidential | 35

Proprietary and Confidential | Adjusted Return on Capital Reconciliation 36 2010 2011 2012 2013 2Q13 2Q14 Net Earnings (1) 118$ 170$ 210$ 238$ 231$ 259$ Restructuring and Other Charges, Net and Other Items 6 6 17 - 7 2 Income Taxes 61 108 91 126 108 139 Adjusted Earnings Before Income Taxes 185 284 318 363 345 400 Adjusted Interest Expense (2) 133 135 143 140 142 141 Adjusted Income Taxes (3) (124) (157) (167) (177) (175) (192) Adjusted Net Earnings 194$ 262$ 294$ 326$ 313$ 349$ Average Total Debt(4) 2,512$ 3,079$ 3,707$ 3,951$ 3,846$ 4,247$ Average Off-Balance Sheet Debt(4) 114 78 126 131 152 106 Average Total Shareholders' Equity(4) 1,402 1,428 1,407 1,594 1,476 1,802 Average Adjustments to Shareholders' Equity (5) 2 4 (3) (2) (4) (2) Adjusted Average Total Capital 4,030$ 4,588$ 5,237$ 5,674$ 5,469$ 6,153$ Adjusted Return on Capital 4.8% 5.7% 5.6% 5.7% 5.7% 5.7% ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest for on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods.

Proprietary and Confidential | Debt to Equity Reconciliation 37 ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to % to % to 12/31/2008 Equity 12/31/2009 Equity 12/31/2010 Equity 12/31/2011 Equity 12/31/2012 Equity 12/31/2013 Equity 6/30/2014 Equity 6/30/2013 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $4,189 221% $4,717 240% $3,914 253% Receivables Sold - - - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 163 119 100 64 148 95 88 142 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $4,284 226% $4,805 245% $4,056 262%

Proprietary and Confidential | Cash Flow Reconciliation 38 ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 6/30/14 6/30/13 Cash Provided by Operating Activities from Continuing Operations1,248$ 985$ 1,028$ 1,042$ 1,134$ 1,223$ 537$ 564$ Proceeds from Sales (Primarily Revenue Earning Equipment) 262 216 235 300 413 452 277 229 Proceeds from Sale and Leaseback of Assets - - - 37 130 - - - Collections of Direct Finance Leases 61 65 62 62 72 71 32 40 Other, net - - 3 - - 8 (1) 8 Total Cash Generated 1,571 1,266 1,328 1,442 1,749 1,754 845 841 Capital Expenditures (1) (1,230) (652) (1,070) (1,699) (2,133) (2,140) (1,255) (948) Free Cash Flow (2) 341$ 614$ 258$ (257)$ (384)$ (386)$ (410)$ (107)$ Memo: Depreciation Expense 836$ 881$ 834$ 872$ 940$ 957$ 506$ 466$ Gains on Vehicle Sales, Net 39$ 12$ 29$ 63$ 89$ 96$ 63$ 46$

Proprietary and Confidential |